Investor Presentation Investor Presentation February 2013 February 2013 Exhibit 99.1

Disclaimer

This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,”
“will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify
“forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank” or “the Bank”)  will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “FED”) and the order dated
June 2, 2010 (the “Order”)that FirstBank  entered into with the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the
Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British
Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the
United States’ financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special
Financing, Inc.; the impact on the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s
businesses, business practices and cost of operations; and general competitive factors and industry consolidation.  The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Investors should refer to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject.

Franchise Overview
Founded in 1948 (65 years)
Headquartered in San Juan, Puerto Rico
with operations in PR, Eastern Caribbean
(Virgin Islands) and Florida
A well diversified operation with over
650,000 retail & commercial customers
2nd largest financial holding company in
Puerto Rico with attractive business mix
and substantial loan market share
The largest bank in the Virgin Islands with
over 40% market share
Small presence in Florida serving south
Florida region
151 ATM machines and largest ATM
network  in the Eastern Caribbean Region
~2,500 FTE employees
As of December 31, 2012
Eastern Caribbean Region or ECR includes United States and British Virgin Islands
FTE = Full Time Equivalent
Well diversified with significant competitive strengths
3
Total Assets - $13.1B
Total Loans - $10.1B
Total Deposits - $9.9B
Eastern Caribbean:
7% of Assets
14 bank branches
3 First Express branches
13 bank branches
1 Loan Production Office
Florida:
7% of Assets
Puerto Rico:  86% of Assets
48 branches 5 branches 2 branches 38 branches 26 branches
8 In-branch
offices

Franchise Overview
Strong and uniquely positioned market franchise
in densely populated operating footprints
Strong market share in loan portfolios facilitates
customer relationship expansion and cross sell
to increase deposit share
Unique challenger to Puerto Rico’s largest player
4
Puerto Rico Total Assets
1
Puerto Rico Total Loans
1
Puerto Rico Deposits, Net of Brokered
1
($ in millions)
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
1 Banco Popular $24,799 35.9% 1 Banco Popular $18,848 36.8% 1 Banco Popular $17,253 43.7%
2 FirstBank 10,637 15.4% 2 FirstBank 8,681 17.0% 2 Banco Santander 5,340 13.5%
3 Scotiabank 7,532 10.9% 3 Scotiabank 5,481 10.7% 3 FirstBank 4,276 10.8%
4 Banco Santander 7,084 10.3% 4 Banco Santander 5,159 10.1% 4 Scotiabank 3,481 8.8%
5 Oriental Bank 5,937 8.6% 5 Doral Bank 4,095 8.0% 5 BBVA 2,783 7.1%
6 Doral Bank 5,718 8.3% 6 BBVA 3,701 7.2% 6 Oriental Bank 2,080 5.3%
7 BBVA 4,962 7.2% 7 Other 2,586 5.0% 7 Citibank 1,927 4.9%
8 Citibank 1,928 2.8% 8 Oriental Bank 1,687 3.3% 8 Doral Bank 1,879 4.8%
9 Banco Cooperativo 498 0.7% 9 Citibank 814 1.6% 9 Banco Cooperativo 423 1.1%
10 BBU 8 0.0% 10
Banco Cooperativo
160 0.3% 10 BBU 23 0.1%
Total $69,102 100% Total $51,213 100% Total $39,466 100%
Institutions Institutions Institutions
Puerto Rico ECR Florida
Banking Branches 48 14 13
Wholesale Banking
Retail Banking
Consumer Lending
2
Mortgage Banking
Insurance
Retail Brokerage
3
Wholesale Brokerage
4
1 Puerto Rico only; 2 FirstBank acquired the FirstBank-branded credit card portfolio of $391MM book balance as of June 30, 2012; 3 Provided through alliance with UBS; 4 Established primarily for municipal financing
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of 9/30/2012

Core Franchise is Strong
Executing Strategic Plan Toward Goal to Return to Profitability
Management focused on continued strengthening of the franchise and solidifying its strong well-respected position in PR
Balance Sheet
Improving risk profile;  focusing on reducing NPAs
Executing on opportunities to reduce cost of funds
•
NPAs decreased for the 11
th
consecutive quarter
•
NPLs down 14.5% year over year
•
$2.2 billion brokered CDs maturing in twelve months at average rate of 1.66%

($ in millions; except per share data)
FY 2012 FY 2011 Variance
Select Financial Data
2012 vs. 2011 Financial Highlights
Net Income (Loss) 29.8 $                    (82.2) $                   136.2%
Adjusted Pre-tax, Pre-provision Income 178.5 $                  129.5 $                  37.8%
Net Interest Margin (GAAP) 3.63% 2.82% 28.7%
Nonperforming Loans 978 $                      1,143 $                  (14.5%)
Nonperforming Assets 1,238 $                  1,337 $                  (7.4%)
Total Loans 10,139 $               10,575 $               (4.1%)
Total Assets 13,100 $               13,127 $               (0.2%)
Non-interest Bearing Deposits 837 $                      706 $                      18.6%
Interest-bearing Deposits, Net of Brokered CDs 5,653 $                  5,470 $                  3.3%
Brokered CDs 3,375 $                  3,732 $                  (9.6%)
Total Capital Ratio 17.8% 17.1% 4.1%
Tier 1 Capital Ratio 16.5% 15.8% 4.4%
Leverage Ratio 12.6% 11.9% 5.7%
Tier 1 Common Ratio 13.6% 13.0% 4.9%
Tangible Common Ratio 10.4% 10.3% 1.8%
Book Value per Share 6.89 $                    6.73 $                    2.4%
Tangible Book Value per Share 6.59 $                    6.54 $                    0.8%
Common Stock Price 4.58 $                    3.96 $                    15.7%

Focus on Rebuilding Earnings
1 Non-GAAP financial measure; See reconciliation on page 16
2 Fair value adjustments on derivatives and financial liabilities measured at fair value; See reconciliation on page 17
Third consecutive quarterly profit and first profitable year since 2008
7
($ in millions, except per share results)
4Q 2012 Highlights
Net income of $14.5MM
PTPP Improvement of $3.1MM from Q3 2012 and $26.0 MM, or 91%, from Q4 2011.
Total non-performing assets decreased for the eleventh consecutive quarter, decreasing by $21.1MM
Capital remains strong with total capital ratio, tier 1 and leverage reaching 17.8%, 16.5% and 12.6%, respectively
Income Statement 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
Net interest income, excluding valuations 100.3 $                   101.6 $                   108.2 $                   125.3 $                   125.2 $
Valuations (1.7)                          0.3                           0.5                           0.2                           0.4
GAAP Net Interest Income 98.6                         101.9                      108.7                      125.5                      125.6
Provision for loan and lease losses 42.0                         36.2                         24.9                         29.0                         30.5
Non-interest income 13.0                         14.7                         16.5                         17.3                         20.1
Equity in (losses) gains of unconsolidated entities 1.7                           (6.2)                          (2.5)                          (2.2)                          (8.3)
Non-interest expense 85.9                         85.2                         86.9                         91.8                         90.9
Pre-tax net loss (14.6)                       (11.0)                       10.9                         19.8                         16.0
Income tax (expense) benefit (0.2)                          (2.1)                          (1.5)                          (0.8)                          (0.2)
Net income (loss) (14.8) $                    (13.1) $                    9.4 $                        19.1 $                     14.5 $
Adjusted Pre-tax pre-provision (PTPP) earnings 28.5 $                     34.8 $                     37.9 $                     51.4 $                     54.5 $
Net Interest Margin, excluding valuations (%) 2.99% 3.20% 3.44% 3.98% 3.90%
Net (loss) income per common share-basic 1.36 $                     (0.06) $                    0.05 $                     0.09 $                     0.07 $
(1)
(2)

2011 2012
Mkt Share Rank
16% 2
7% 3
17% 2
14% 4
19% 2
16% 2
7% 4
17% 2
11% 4
5% 2
9% 4
5% 5
10% 3
11% 3
15%
8%
19%
15%
19%
17%
9%
19%
12%
9%
10%
6%
11%
12%
85%
92%
81%
86%
81%
83%
91%
81%
88%
91%
90%
94%
89%
89%
Assets
Personal Loans
Commercial Loans
Construction
Auto/Leasing
Small Personal Loans
Mortgage Originations
Credit Cards
ACH Transactions
POS Terminals
ATM Terminals
Debit Cards
Deposits
Branches
FirstBank
Building Franchise Value
Puerto Rico
Opportunities for ongoing market share gains on
selected products based on fair share of market
Largest opportunity on deposit products,
electronic banking & transaction services
Selected loan products growth for balanced
risk/return to manage risk concentration and
diversify income sources
Acquired FirstBank-branded credit card portfolio
from FIA Card Services, N.A.
Diversifies revenue stream and loan portfolio
composition
Opportunity to broaden and deepen relationships
Florida
Expansion prospects in Florida given long term
demographic trends
Continue focus in core deposit growth,
commercial and transaction banking and
conforming residential mortgages
Virgin Islands
Solidify leadership position by further increasing
customer share of wallet
Targeted strategies for growth
8
Market Share in Main Market
1
1 Puerto Rico only
Source: Office of the Commissioner of Financial Institutions of Puerto Rico as of 9/30/2012 and internal reports; commercial loans include loans collateralized by real estate

1 Net of Brokered CDs
Building Franchise Value
Successful deposits growth over recent years
9
($ in millions)
Deposits, Net of Brokered CDs Total Deposit Composition
Cost of Deposits
1
Core deposit growth strategy continues providing
positive results; $1.4B since 2009
Focus remains on cross-selling opportunities
Cost of interest bearing deposits, net of brokered CDs,
decreased to 1.01% from 1.51% in 2011
Reduced reliance on brokered CDs
34% of deposits are brokered CDs, down from
60% in 2009
$-
$1,500
$3,000
$4,500
$6,000
$7,500
2009 2010 2011 2012
2,381
2,477
2,654
2,776
774
763
915
1,108
1,505
2,090
2,126
2,077
448
470
481
529
$5,108
$5,800
$6,176
$6,490
Retail Commercial CDs & IRAs Public Funds
Interest
Bearing
57%
Non-interest
Bearing
9%
Brokered CDs
34%
2.20%
1.79%
1.51%
1.01%
1.87%
1.56%
1.34%
0.88%
0.00%
1.00%
2.00%
3.00%
2009 2010 2011 2012
Interest Bearing Deposits, Net of Brokered CDs
Total Deposits, Net of Brokered CDs

Well Diversified Loan Portfolio
Continued focus on originations that meet risk appetite
and pricing targets to optimize the portfolio:
Size of the portfolio should remain constant.
Continued focus on NPL reduction strategies
while selectively replacing with performing loans.
Reentered credit card business with the acquisition of
$400MM credit card portfolio of ~140K active
FirstBank-branded credit cards in May 2012
Expanding products mix in commercial and small &
middle market business
Strong Origination Capabilities
10
($ in millions)
Loan Portfolio Asset Composition
Loan Originations
Loans Held for Sale Commercial
Construction Consumer & Finance Leases
Residential Mortgage
$691
$569
$838
$755
$914
$13,949
$11,957
$10,575
$10,139
$0
$5,000
$10,000
$15,000
$20,000
$25,000
2009 2010 2011 2012
13,421
11,403
10,081
9,704
4,867
3,369
2,244
2,011
1,340
821
802
1,385
$19,628
$15,593
$13,127
$13,100
Total loans, net of ALLL
Investments & Money Markets
Cash & Other
$0
$5,000
$10,000
$15,000
2009 2010 2011 2012
3,596
3,417
2,874
2,799
1,898
1,716
1,562
1,553
1,493
701
428
399
6,942
5,822
5,695
5,545
20
301
16
44
$
$250
$500
$750
$1,000
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
160 162
194 187
214
163 160
237
304
305
14 10
16
12
39
354
237
391
252
357

Improved Risk Profile

($ in millions)
Net Charge-offs Non-performing Assets
Reduced NPLs by 40% since peak in  1Q 2010 and stabilized
migration to NPL
Reduced exposure to construction loans by 88% since peak
1
,
a major driver of losses
Decreasing charge-off trend
OREO increased $9MM in Q412 mainly due to foreclosed
commercial properties as a result of SAGs workout / legal
strategies
Commercial NPLs are being carried at 56% of unpaid principal balance, net of specific reserves
Heightened focus on opportunistic loan sales, organic
workouts, and OREO disposition through Special Assets Group
1 From December 31, 2008 to December 31, 2012
³ Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs
1,639
976
1,790
1,701
1,669
1,562
1,410
1,390
1,377
1,337 1,332
1,308
1,259
1,238
$-
$1,800
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12
Loans Held for Sale
Repossessed Assets & Other
Non-performing Loans
Commercial Non-performing Loans
(2)
Allowance coverage ratio of 4.33%
29
63
39
37
61
54
37
35
60
180
118
67
183
313
101
41
$333
$610
$295
$179
$-
$650
2009 2010 2011 2012
Residential Consumer Commercial & CRE Construction
Book Value
Accumulated
Charge-offs
Reserves
Net Carrying
Amount
2
C & I $239.4 $84.9 $65.5 53.6%
Construction 178.2 130.2 34.4 46.6%
CRE 205.4 16.1 42.0 73.8%
Total $623.1 $231.2 $141.9 56.3%
Proactively Managing Asset Quality

Strong capital position:
– Total capital, Tier 1 capital and Leverage ratios of the Corporation of 17.8%,
16.5% and 12.6%, respectively.
Focus on execution of our Strategic Plan:
– Asset Quality remains our number one focus and our Special Assets team is making progress.  We will continue to closely manage our NPA book;
– Profitability $28 million of net income in 2012, first profitable year since
2008.  Pre-tax pre-provision income for the year of $179 million up 38%
from 2011;
– Loan Portfolio focus on solid relationships with core balances;
– Core Deposits continue to grow, up $314 million from 2011, as we cross-sell with new and enhanced product offering while reducing our reliance on brokered CDs; and
– Strengthened Management Team with key additions.
We are confident that our core franchise is strong and will continue to improve.
Investment Opportunity
Core Franchise is Strong

Exhibits Exhibits Investor Presentation Investor Presentation February 2013 February 2013

Stock Profile
Trading Symbol:
• FBP
Exchange:
• NYSE
Share Price
(2/19/13):
• $5.77
Shares Outstanding:
• 206,674,221
Market Capitalization
(2/19/13):
• $1.2 Billion
1 Yr. Average Daily Volume:
• 346,685
Price
(2/19/13)
to Tangible
Book
(12/31/2012):
• 0. 874x
Beneficial Owner Amount
Percent of
Class
Entities affiliated with Thomas H. Lee
Partners, L.P.
50,684,485 24.59%
Entities affiliated with Oaktree Capital
Management, L.P.
50,684,485 24.59%
Wellington Management Company, LLP. 20,336,087 9.87%
United States Department of the
Treasury
1
34,227,696 16.50%
5% or more Beneficial Ownership
1 Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of
Common Stock in the Corporation’s recently completed $525MMprivate placement of Common Stock (the “Capital Raise”). The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.

Non-performing Assets
1 Collateral pledged with Lehman Brothers Special Financing, Inc.

($ in millions)
Dec 2012 Sep 2012 Jun 2012 Mar 2012 Dec 2011 YoY % change
Non-performing loans
Residential mortgage 313.6 $            320.9 $            333.0 $            341.2 $            338.2 $            -7.3%
Commercial mortgage 205.4 231.2 239.9 244.4 240.4 -14.5%
Commercial & Industrial 239.4 230.5 255.3 263.6 270.2 -11.4%
Construction 178.2 189.5 202.1 231.1 250.0 -28.7%
Consumer Loans & Finance Leases 38.9 36.1 35.4 39.1 39.6 -1.8%
Non-performing loans held for sale 2.2 - - - 4.8 -52.9%
Total non-performing loans 977.8 1,008.0 1,065.7 1,119.4 1,143.2 -14.5%
REO 185.8 177.0 167.3 135.9 114.3 62.5%
Other repossessed property 10.1 9.8 10.6 12.5 15.4 -34.3%
Other assets 64.5 64.5 64.5 64.5 64.5 0.0%
Total non-performing assets
1,238 $            1,259 $            1,308 $            1,332 $            1,337 $            -7.4%
1

Adjusted Pre-tax, Pre-provision Income Reconciliation
($ in thousands)
4Q 2012 3Q 2012 2Q 2012 1Q 2012 4Q 2011
Loss before income taxes 16,028 $                19,834 $                10,901 $                (11,049) $              (14,600) $
Add: Provision for loan and lease losses 30,466                    28,952                    24,884                    36,197                    41,987
Less: Net (gain) loss on sale and OTTI of investment
securities
69                            547                          143                          1,207                      1,014
Add: Unrealized loss (gain) on derivatives instruments
and liabilities measured at fair value
(432)                        (170)                        (506)                        (283)                        1,746
Add: Contingency adjustment - tax credits -                           -                           -                           2,489                      -
Add:  Loss on early extinguishment of repurchase
agreement
-                           -                           -                           -                           -
Add: Equity in losses (earnings) of unconsolidated
entities
8,330                      2,199                      2,491                      6,236                      (1,666)
Adjusted Pre-tax, pre-provision income 54,461 $                51,362 $                37,913 $                34,797 $                28,481 $
Quarter Ended

1 Includes a non-cash adjustments of $0.2 MM for the quarter ended June 30, 2011 as an acceleration of the Series G preferred stock discount accretion pursuant to amendments to the exchange agreement with the
U.S. Treasury, the sole holder of the Series G Preferred Stock
2 Excess of carrying amount of the Series G Preferred Stock exchanged over the fair value of new common shares issued in the fourth quarter of 2011
17
Reconciliation of the (Loss) Earnings per Common Share
($ in thousands, except per share information)
4Q 2012 3Q 2012 2Q 2012 1Q 2012 4Q 2011
Net income (loss) 14,535 $       19,073 $       9,356 $         (13,182) $      (14,842) $
Cumulative convertible preferred stock dividend (Series G) - - - - (997)
Preferred stock discount accretion (Series G)
1
- - - - (145)
Favorable impact from issuing common stock in exchange for
Series G preferred stock, net of issuance costs
2
- - - - 277,995
Net (loss) income attributable to common stockholders 14,535 $       19,073 $       9,356 $         (13,182) $      262,011 $
Convertible preferred stock dividends and accretion - - - 1,142
Net (loss) income attributable to common stockholders 14,535 $       19,073 $       9,356 $         (13,182) $      263,153 $
Average common shares outstanding 205,416 205,415 205,415 205,217 192,546
Average potential common shares 804 508 537 - 2,195
Average common shares outstanding - assuming dilution 206,220 205,923 205,952 205,217 194,741
Basic (loss) earnings per common share 0.07 $            0.09 $            0.05 $            (0.06) $          1.36 $
Diluted (loss) earnings per common share 0.07 $            0.09 $            0.05 $            (0.06) $          1.35 $
- basic
- diluted